UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on May 28, 2024, 5E Advanced Materials, Inc. (the “Company”) entered into a second amendment (“Amendment No. 2”) to its Amended and Restated Note Purchase Agreement, dated as of January 18, 2024 (as amended by Amendment No. 2, the “Amended and Restated Note Purchase Agreement”), by and among the Company, BEP Special Situations IV LLC (“Bluescape”), Ascend Global Investment Fund SPC, for and on behalf of Strategic SP (“Ascend”), Meridian Investments Corporation (“Meridian” and, collectively with Bluescape and Ascend, the “Purchasers”), and Alter Domus (US) LLC, as collateral agent, related to the Company’s outstanding 4.50% senior secured convertible notes. The material terms of Amendment No. 2, including the Amended and Restated Note Purchase Agreement included as Annex A thereto, were previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 28, 2024, and Amendment No. 2, including the Amended and Restated Note Purchase Agreement included as Annex A thereto, was filed as Exhibit 10.1 to such report, all of which are incorporated herein by reference.

On June 11, 2024, in accordance with the terms of Amendment No. 2 and the Amended and Restated Note Purchase Agreement, the Company issued and sold new senior secured convertible notes in an aggregate principal amount of $6.0 million (the “Notes”), comprised of $3.0 million of Notes to each of Bluescape and Ascend. Following the issuance and sale, Ascend assigned $1.5 million of its Notes to Meridian. The material terms of the Notes were previously reported in the Company’s Current Report on Form 8-K filed with the SEC on May 28, 2024, which is incorporated herein by reference.

Also on June 11, 2024, in connection with the issuance and sale of the Notes and pursuant to Amendment No. 2, the Company entered into a Second Amended and Restated Investor and Registration Rights Agreement with the Purchasers (the “Second Amended and Restated IRRA”), which restated the existing investor and registration rights agreement among the parties (the “Existing IRRA”) in its entirety to grant registration rights for the shares of common stock underlying the Notes that are substantially similar to those contained in the Existing IRRA. The Second Amended and Restated IRRA also grants the Purchasers with substantially the same director nomination rights contained in the Existing IRRA.

The foregoing summary of the Second Amended and Restated IRRA is qualified in its entirety by reference to the full text of the Second Amended and Restated IRRA, which is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Second Amended and Restated Investor and Registration Rights Agreement, dated June 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	June 11, 2024	By:	/s/ Paul Weibel
Paul Weibel Chief Executive Officer